Exhibit (a)(1)(B)

MASSEY ENERGY COMPANY

LETTER OF TRANSMITTAL

PURSUANT TO THE OFFER TO EXCHANGE

SHARES OF COMMON STOCK PLUS A CASH PAYMENT

FOR EACH $1,000 PRINCIPAL AMOUNT OF

OUTSTANDING 2.25% CONVERTIBLE SENIOR NOTES DUE 2024

DATED NOVEMBER 22, 2005

(THE “CONVERTIBLE NOTES”)

(CUSIP Nos. 576203 AE 3 (144A), U5757P AB 1 (Reg. S) and 576203 AF 0 (Registered))

This exchange offer will expire at 5:00 p.m., New York City time, on December 22, 2005, unless extended or earlier terminated by us in our sole discretion (such time and date, as the same may be extended or earlier terminated, the “Expiration Date”).

The Exchange Agent and the Information Agent for the Exchange Offer is:

Global Bondholder Services Corporation

By Facsimile

(For Eligible Institutions Only):

(212)430-3775

Confirmation:

(212) 430-3774

By Mail:	By Overnight Courier:	By Hand:
65 Broadway - Suite 704 New York, New York 10006	65 Broadway - Suite 704 New York, New York 10006	65 Broadway - Suite 704 New York, New York 10006

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

The instructions contained herein should be read carefully before this Letter of Transmittal is completed. All capitalized terms used herein and not defined shall have the meanings ascribed to them in the Offer to Exchange of Massey Energy Company, a Delaware corporation (“Massey,” the “Company,” “our,” “we” or “us”), dated November 22, 2005 (as the same may be amended or supplemented from time to time, the “Offer to Exchange”).

Questions relating to the procedures for tendering Convertible Notes and requests for assistance may be directed to Global Bondholder Services Corporation, as the Exchange Agent, at the address and telephone numbers on the back cover of this Letter of Transmittal. Requests for additional copies of the Offer to Exchange and this Letter of Transmittal may also be directed to Global Bondholder Services Corporation, as the Information Agent.

PURSUANT TO THE EXCHANGE OFFER, REGISTERED HOLDERS OF THE CONVERTIBLE NOTES (EACH A “HOLDER” AND, COLLECTIVELY, THE “HOLDERS”) WHO WISH TO BE ELIGIBLE TO RECEIVE SHARES OF OUR COMMON STOCK PLUS A CASH PAYMENT FOR EACH $1,000 PRINCIPAL AMOUNT OF CONVERTIBLE NOTES MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR CONVERTIBLE NOTES TO THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

This Letter of Transmittal and the instructions hereto (the “Letter of Transmittal” and, together with the Offer to Exchange, the “Offer Documents”) and the Offer to Exchange constitute our offer (the “Exchange Offer”) to exchange shares of our common stock plus a cash payment for any and all of the Convertible Notes, upon the terms and subject to the conditions set forth in the Offer Documents.

This Letter of Transmittal is to be used by Holders of Convertible Notes if certificates representing Convertible Notes are to be physically delivered to the Depositary herewith by such Holders.

Holders who are tendering by book-entry transfer to the Depositary’s account at The Depository Trust Company (“DTC” or the “Book-Entry Transfer Facility”) must tender Convertible Notes through DTC’s Automated Tender Offer Program (“ATOP”), for which the Exchange Offer will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Depositary’s account at DTC. DTC will then send an Agent’s Message to the Depositary for its acceptance. The Agent’s Message shall state that DTC has received an express acknowledgment from the DTC participant tendering Convertible Notes on behalf of the Holder that such DTC participant has received and agrees to be bound by the terms and conditions of the Exchange Offer as set forth in the Offer Documents and that we may enforce such agreement against such participant. Delivery of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer in lieu of execution and delivery of a Letter of Transmittal by the DTC participant identified in the Agent’s Message. Accordingly, this Letter of Transmittal need not be completed by a Holder tendering through ATOP.

In the event that the Exchange Offer is withdrawn or otherwise not completed, we will not exchange the Exchange Consideration (as defined below) for the Convertible Notes validly tendered in connection with the Exchange Offer, and such tendered Convertible Notes will be promptly returned to the tendering Holders. The Exchange Offer is made upon the terms and subject to the conditions set forth in the Offer Documents. Holders should carefully review such information.

THE EXCHANGE OFFER IS NOT BEING MADE TO, NOR WILL TENDERS OF CONVERTIBLE NOTES BE ACCEPTED FROM OR ON BEHALF OF, HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE EXCHANGE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

Holders who validly tender Convertible Notes pursuant to the Exchange Offer may withdraw such Convertible Notes at any time on or prior to the Expiration Date, upon compliance with the procedures described in the Offer to Exchange. Convertible Notes tendered pursuant to the Exchange Offer may not be validly withdrawn after the Expiration Date, except upon limited circumstances. For a withdrawal of a tender to be valid, such withdrawal must comply with the procedures set forth in the Offer to Exchange in “Withdrawal of Tenders and Absence of Appraisal Rights.” Tenders of Convertible Notes may not be validly withdrawn after the Expiration Date, unless we reduce the Exchange Consideration or are otherwise required by law to permit withdrawal. Under such circumstances, previously tendered Convertible Notes may be validly withdrawn until the expiration of 10 business days after the date that notice of such reduction or requirement is first published or given or sent to Holders by us. In addition, tendered Convertible Notes may be validly withdrawn if the Exchange Offer is terminated without any Convertible Notes being exchanged thereunder. In the event of a termination of the Exchange Offer, the Convertible Notes tendered pursuant to the Exchange Offer will be promptly returned to the tendering Holders.

If the consideration to be provided in the Exchange Offer is increased or decreased or the principal amount of Convertible Notes subject to the Exchange Offer is decreased, the Exchange Offer will remain open at least 10 business days from the date we first give notice to Holders, by public announcement or otherwise, of such increase or decrease.

In addition, if we have not accepted for exchange the Convertible Notes you have tendered, you may withdraw your Convertible Notes at any time after 5:00 p.m., New York City time, on January 20, 2006 (40 business days after the commencement of the Exchange Offer).

The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed.

Holders who wish to tender their Convertible Notes must complete the box below entitled “Method of Delivery,” complete the box below entitled “Description of Convertible Notes Tendered” and sign in the appropriate box below.

METHOD OF DELIVERY

☐	CHECK HERE IF CERTIFICATES FOR TENDERED CONVERTIBLE NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED CONVERTIBLE NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

List below the Convertible Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Convertible Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. No alternative, conditional or contingent tenders will be accepted. This form need not be completed by Holders tendering Convertible Notes by ATOP.

DESCRIPTION OF CONVERTIBLE NOTES TENDERED

Name(s) and Address(es) of Holder(s) (Please fill in, if blank)	Certificate Number(s)*	2.25% Convertible Notes	Aggregate Principal Amount Represented	Principal Amount Tendered**

Total Principal Amount of Convertible Notes

*	Need not be completed by Holders tendering by book-entry transfer.

**	Unless otherwise indicated in this column labeled “Principal Amount Tendered” and subject to the terms and conditions of the Offer to Exchange, a Holder will be deemed to have tendered with respect to the entire aggregate principal amount represented by the Convertible Notes indicated in the column labeled “Aggregate Principal Amount Represented.” See Instruction 2.

The names and addresses of the registered Holders should be printed exactly as they appear on the certificates representing Convertible Notes tendered hereby. If Certificates are registered in different names, a separate Letter of Transmittal must be submitted for each different registered owner. See Instruction 3.

If you do not wish to tender your Convertible Notes, you do not need to return this Letter of Transmittal or take any other action.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

By execution hereof, the undersigned acknowledges receipt of our Offer to Exchange and Letter of Transmittal and instructions hereto, which together constitute our Exchange Offer for any and all of our outstanding Convertible Notes, upon the terms and subject to the conditions set forth in the Offer to Exchange, for the consideration set forth in the Offer to Exchange.

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to us the principal amount of Convertible Notes indicated above.

Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of Convertible Notes tendered with this Letter of Transmittal, the undersigned hereby (1) represents, warrants and agrees that the undersigned has received and read a copy of the Offer Documents, understands and agrees to be bound by all the terms and conditions of the Exchange Offer and has full power and authority to tender its Convertible Notes; (2) irrevocably sells, assigns and transfers to us or upon our order, all right, title and interest in and to all the Convertible Notes tendered hereby; (3) waives any and all other rights with respect to the Convertible Notes (including, without limitation, the undersigned’s waiver of any existing or past defaults and their consequences in respect of the Convertible Notes and the Indenture under which the Convertible Notes were issued); (4) releases and discharges us from any and all claims the undersigned may have now, or may have in the future, arising out of, or related to, the Convertible Notes, including, without limitation, any claims that the undersigned is entitled to receive additional principal or interest payments with respect to the Convertible Notes or to participate in any redemption or defeasance of the Convertible Notes; (5) will, upon our request or the request of Global Bondholder Services Corporation (the “Exchange Agent”), as applicable, execute and deliver any additional documents necessary or desirable to complete the tender of the Convertible Notes; and (6) irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to any such tendered Convertible Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing such Convertible Notes, or transfer ownership of such Convertible Notes on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to us, (b) present such Convertible Notes for transfer on the relevant security register, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Convertible Notes (except that the Exchange Agent will have no rights to, or control over, funds from us, except as agent for the tendering Holders, for the Exchange Consideration exchanged for the Convertible Notes for any tendered Convertible Notes that are purchased by us).

Holders who validly tender Convertible Notes pursuant to the Exchange Offer may withdraw such Convertible Notes at any time on or prior to the Expiration Date, upon compliance with the procedures described in the Offer to Exchange. For a withdrawal of a tender to be valid, such withdrawal must comply with the procedures set forth in the Offer to Exchange in “Withdrawal of Tenders and Absence of Appraisal Rights.” Convertible Notes tendered pursuant to the Exchange Offer may not be validly withdrawn after the Expiration Date, except upon limited circumstances. Tenders of Convertible Notes may not be validly withdrawn after the Expiration Date, unless we reduce the Exchange Consideration or are otherwise required by law to permit withdrawal. Under such circumstances, previously tendered Convertible Notes may be validly withdrawn until the expiration of 10 business days after the date that notice of such reduction or requirement is first published or given or sent to Holders by us. In addition, tendered Convertible Notes may be validly withdrawn if the Exchange Offer is terminated without any Convertible Notes being purchased thereunder. In the event of a termination of the Exchange Offer, the Convertible Notes tendered pursuant to the Exchange Offer will be promptly returned to the tendering Holders.

If the consideration to be paid in the Exchange Offer is increased or decreased or the principal amount of Convertible Notes subject to the Exchange Offer is decreased, the Exchange Offer will remain open at least 10 business days from the date we first give notice to Holders, by public announcement or otherwise, of such increase or decrease.

In addition, if we have not accepted for payment the Convertible Notes you have tendered, you may withdraw your Convertible Notes at any time after 5:00 p.m., New York City time, on January 20, 2006 (40 business days after the commencement of the Exchange Offer).

The undersigned understands and acknowledges that the Exchange Offer will expire on the Expiration Date, unless extended or earlier terminated by us in our sole discretion, and that no tenders will be valid if submitted after the Expiration Date.

The undersigned understands that for each $1,000 principal amount of Convertible Notes validly tendered and not withdrawn on or prior to the Expiration Date the undersigned shall receive, promptly following the Expiration Date (1) 29.7619 shares of our common stock plus (2) $230.00 in cash, upon the terms and subject to the conditions set forth in this Offer to Exchange. Such consideration shall be deemed the “Exchange Consideration.” In addition to the Exchange Consideration, Holders who validly tender and do not withdraw their Convertible Notes in the Exchange Offer will also receive accrued and unpaid interest from the last interest payment date to, but not including, the date of exchange.

The undersigned understands that Convertible Notes tendered on or prior to the Expiration Date may be withdrawn by written notice of withdrawal (or a properly transmitted “Request Message” through ATOP) received by the Exchange Agent at any time on or prior to the Expiration Date, but not thereafter, except as set forth in the Offer to Exchange. Except as set forth above, Convertible Notes that are tendered may not be withdrawn or revoked. We reserve the right to terminate the Exchange Offer on or prior to the Expiration Date. Any such termination will be followed promptly by public announcement thereof. In the event that we terminate the Exchange Offer, we shall give immediate notice thereof to the Exchange Agent, and all Convertible Notes theretofore tendered and not accepted for exchange shall be returned promptly to the tendering Holders thereof. In the event that the Exchange Offer is withdrawn or otherwise not completed, the tendered Convertible Notes will not be exchanged for the Exchange Consideration. See “Withdrawal of Tenders and Absence of Appraisal Rights” and “Conditions of the Exchange Offer” in the Offer to Exchange.

If we materially change the terms of the Exchange Offer or the information concerning such offer, we will give oral (to be confirmed in writing) or written notice of such amendment or such waiver to the Exchange Agent, disseminate additional Offer Documents and extend the Exchange Offer to the extent required by Rules 13e-4(d)(2), 13e-4(e)(3) and 13e-4(f)(1) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These rules and certain related releases and interpretations of the Securities and Exchange Commission (“SEC”) provide that the minimum period during which an exchange offer must remain open following material changes in the terms of the exchange offer or information concerning the exchange offer (other than a change in price or a change in percentage of Convertible Notes sought) will depend on the facts and circumstances, including the relative materiality of such terms or information. If we:

•	adjust the pricing formula, the minimum price or maximum price,

•	otherwise increase or decrease the Exchange Consideration for the Convertible Notes, or

•	decrease the principal amount of Convertible Notes we are seeking to purchase,

then the exchange offer must remain open, or will be extended, until at least 10 business days from, and including, the date that notice of any such change is first published, sent or given in the manner described herein. For purposes of the Exchange Offer, a “business day” means any day other than a Saturday, Sunday or U.S. federal holiday and consists of the time period from 12:01 a.m. through 12:00 midnight, New York City time.

The undersigned understands that Convertible Notes that are withdrawn will not receive the Exchange Consideration in accordance with the terms herein, with respect to withdrawn Convertible Notes.

The undersigned understands that tenders of Convertible Notes pursuant to any of the procedures described in the Offer to Exchange and in the instructions hereto, and acceptance thereof by us, will constitute a binding agreement between the undersigned and us upon the terms and subject to the conditions of the Exchange Offer.

The undersigned hereby represents and warrants that (1) the undersigned has full power and authority to tender, sell, assign and transfer the Convertible Notes tendered hereby and (2) that when such Convertible Notes are accepted for purchase and payment by us, we will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or by us to be necessary or desirable to complete the sale, assignment and transfer of the Convertible Notes tendered hereby.

For purposes of the Exchange Offer, the undersigned understands that we will be deemed to have accepted for purchase validly tendered Convertible Notes, or defectively tendered Convertible Notes with respect to which we have waived such defect, if, as and when we give oral or written notice thereof to the Exchange Agent.

The undersigned understands that, under certain circumstances and subject to certain conditions of the Exchange Offer set forth in the Offer to Exchange, each of which we may waive, we will not be required to accept for exchange any of the Convertible Notes tendered, including any Convertible Notes tendered after the Expiration Date. Any Convertible Notes not accepted for exchange will be returned promptly to the undersigned at the address set forth above, unless otherwise indicated herein under “Special Delivery Instructions” below.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

The undersigned understands that the delivery and surrender of the Convertible Notes is not effective, and the risk of loss of the Convertible Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal, or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to us. All questions as to form of all documents and the validity, including time of receipt, and acceptance of tenders and withdrawals of Convertible Notes will be determined by us, in our sole discretion, which determination shall be final and binding.

Unless otherwise indicated herein under “Special Payment Instructions,” the undersigned hereby requests that Exchange Consideration, to be issued in connection with the Exchange Offer, be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under “Special Delivery Instructions,” the undersigned hereby requests that any Convertible Notes representing principal amounts not tendered or not accepted for exchange be issued to the undersigned at the addresses shown above. In the event that the “Special Payment Instructions” box or the “Special Delivery Instructions” box is, or both are, completed, the undersigned hereby requests that any Convertible Notes representing principal amounts not tendered or not accepted for exchange be issued in the name(s) of, certificates for such Convertible Notes be delivered to, and the Exchange Consideration, be issued in the name(s) of, and be delivered to, the person(s) at the addresses so indicated, as applicable. The undersigned recognizes that we have no obligation pursuant to the “Special Payment Instructions” box or “Special Delivery Instructions” box to transfer any Convertible Notes from the name of the registered Holder(s) thereof if we do not accept for exchange any of the principal amount of such Convertible Notes so tendered.

Fractional Shares

We will not issue any fractional shares of our common stock in the Exchange Offer. In lieu of fractional shares otherwise issuable (calculated on an aggregate basis for each Holder), Holders participating in the Exchange Offer will be entitled to receive an amount of cash equal to the fraction of a share multiplied by the closing price per share of our common stock on the last business day immediately preceding the Expiration Date of the Exchange Offer.

Solicitation

The exchange offer is being made by us in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended, afforded by Section 3(a)(9) thereof. We, therefore, will not pay any commission or other remuneration to any broker, dealer, salesman or other person for soliciting tenders of the

Convertible Notes. We have not retained any dealer, manager or other agent to solicit tenders with respect to the exchange offer. The exchange agent will mail solicitation materials on our behalf.

In connection with the exchange offer, our directors and officers and those of our respective affiliates may solicit tenders by use of the mails, personally or by telephone, facsimile, telegram, electronic communication or other similar methods. Members of our Board of Directors and our officers will not be specifically compensated for these services

PLEASE SIGN HERE

To Be Completed By All Tendering Holders

(Signature(s) of Holder(s))

(Must be signed by registered holder(s) exactly as name(s) appear(s) on the Certificate(s). If signed by person(s) to whom the Convertible Notes represented hereby have been assigned or transferred as evidenced by endorsements or stock powers transmitted herewith, the signatures must be guaranteed. If signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney, agent or any other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 3.)

(Printed Name)

(Title)

(Address (including zip code) and Telephone Number (including area code))

Date:                      , 2005

PLEASE COMPLETE THE SUBSTITUTE FORM W-9 HEREIN AND

SIGNATURE GUARANTEE, IF REQUIRED (SEE INSTRUCTIONS 3 AND 5 BELOW)

CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

(Name of Eligible Institution Guaranteeing Signatures)

(Address (including zip code) and Telephone Number (including area code) of Eligible Institution)

(Authorized Signature)

(Printed Name)

(Title)

Date:                      , 2005

(Printed Name)

(Title)

Date:                     , 2005

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 2, 3, 4, AND 6)

To be completed ONLY if the Exchange Consideration, as the case may be, is to be issued to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled “Description of Convertible Notes Tendered” within this Letter of Transmittal.

Deliver the Exchange Consideration to:

Name
(Please Print)

Address

(Zip Code)

(Tax Identification or Social Security Number)

(See the Substitute Form W-9 below)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 2, 3, 4, AND 6)

To be completed ONLY if certificates for Convertible Notes in a principal amount not tendered or not accepted for purchase are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled “Description of Convertible Notes Tendered” within this Letter of Transmittal.

Deliver the Convertible Notes to:

Name
(Please Print)

Address

(Zip Code)

(Tax Identification or Social Security Number)

(See the Substitute Form W-9 below)

Credit unpurchased Convertible Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

DTC Account Number:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1. Delivery of this Letter of Transmittal and Certificates for Convertible Notes or Book-Entry Confirmations; Withdrawal of Tenders. To tender Convertible Notes in the Exchange Offer by physical delivery of certificates for Convertible Notes, a properly completed and duly executed copy or facsimile of this Letter of Transmittal and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Tenders of Convertible Notes in the Exchange Offer will be accepted until the Expiration Date in accordance with the procedures described herein and otherwise in compliance with this Letter of Transmittal. The method of delivery of this Letter of Transmittal, the Convertible Notes and all other required documents to the Exchange Agent is at the election and risk of Holders. If such delivery is by mail, it is suggested that Holders use properly insured registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to such respective date. No alternative, conditional or contingent tenders of the Convertible Notes will be accepted. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Exchange Agent. This Letter of Transmittal and Convertible Notes should be sent only to the Exchange Agent, and not to us. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

All tendering Holders, by execution of this Letter of Transmittal or a facsimile hereof, waive any right to receive notice of the acceptance of their Convertible Notes for exchange.

The Exchange Agent and DTC have confirmed that the tender of Convertible Notes pursuant to the Exchange Offer is eligible for ATOP. Accordingly, DTC participants may electronically transmit their acceptance of the Exchange Offer by causing DTC to transfer their Convertible Notes to the Exchange Agent in accordance with DTC’s ATOP procedures for such transfer. DTC will then send an Agent’s Message to the Exchange Agent. The Agent’s Message shall state that DTC has received an express acknowledgment from the DTC participant tendering Convertible Notes on behalf of the Holder that such DTC participant has received and agrees to be bound by the terms and conditions of the Exchange Offer as set forth in the Offer to Exchange and this Letter of Transmittal and that we may enforce such agreement against such participant. Holders desiring to tender Convertible Notes on the Expiration Date through ATOP should note that such Holders must allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC on such date.

Holders who wish to exercise their right of withdrawal with respect to the Exchange Offer must give written notice of withdrawal, delivered by mail, hand delivery or manually signed facsimile transmission, or a properly transmitted “Request Message” through ATOP, which notice must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal on or prior to the Expiration Date, or at such other permissible times as are described in the Offer to Exchange. In order to be valid, a notice of withdrawal must (1) specify the name of the person who tendered the Convertible Notes to be withdrawn, (2) contain the description of the Convertible Notes to be withdrawn and the aggregate principal amount represented by such Convertible Notes, and (3) be signed by the Holder of such Convertible Notes in the same manner as the original signature on the Letter of Transmittal by which such Convertible Notes were tendered (including any required signature guarantees), if any, or be accompanied by (x) documents of transfer sufficient to have the Exchange Agent register the transfer of the Convertible Notes into the name of the person withdrawing such Convertible Notes and (y) a properly completed irrevocable proxy that authorized such person to effect such revocation on behalf of such Holder. If certificates have been delivered or otherwise identified (through confirmation of book-entry transfer of such Convertible Notes) to the Exchange Agent, the name of the Holder and the certificate number or numbers relating to such Convertible Notes withdrawn must also be furnished to the Exchange Agent as aforesaid prior to the physical release of the certificates for the withdrawn Convertible Notes (or, in the case of Convertible Notes transferred by book-entry transfer, the name and number of the account at the Book-Entry Transfer Facility to be credited with withdrawn Convertible Notes). However, validly withdrawn Convertible Notes may be retendered by following the procedures described elsewhere in the Offer to Exchange at any time on or prior to the Expiration Date.

2. Partial Tenders. Valid tenders of Convertible Notes pursuant to the Exchange Offer will be accepted only in respect of principal amounts equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any Convertible Notes evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the column of the box entitled “Description of Convertible Notes Tendered” herein. The entire principal amount represented by the certificates for all Convertible Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Convertible Notes is not tendered or not accepted for exchange, Convertible Notes representing such untendered amount will be sent or, if tendered by book-entry transfer, returned by credit to the account at the Book-Entry Transfer Facility designated herein, to the acting Holder unless otherwise provided in the appropriate box on this Letter of Transmittal (see Instruction 4), promptly after the Convertible Notes are accepted for exchange.

3. Signatures on this Letter of Transmittal, Bond Powers and Endorsement; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered Holder(s) of the Convertible Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Book-Entry Transfer Facility whose name is shown as the owner of the Convertible Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Convertible Notes.

If any of the Convertible Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any tendered Convertible Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

If this Letter of Transmittal is signed by the acting Holder, and the certificates for any principal amount of Convertible Notes not tendered or not accepted for exchange are to be issued, or if any principal amount of Convertible Notes that is not tendered or not accepted for exchange is to be reissued or returned, or, if tendered by book-entry transfer, credited to the account at the Book-Entry Transfer Facility of the acting Holder, and the Exchange Consideration is to be issued to the order of the acting Holder, then the acting Holder need not endorse any certificates for tendered Convertible Notes, nor provide a separate bond power. In any other case, the acting Holder must either properly endorse the certificates for Convertible Notes tendered or transmit a separate properly completed bond power with this Letter of Transmittal, in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on such Convertible Notes, and, with respect to a participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Convertible Notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing, with the signature on the endorsement or bond power guaranteed by an Eligible Institution, unless such certificates or bond powers are executed by an Eligible Institution.

If this Letter of Transmittal or any certificates for Convertible Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper and satisfactory evidence of their authority so to act must be submitted with this Letter of Transmittal.

Endorsements on certificates for Convertible Notes and signatures on bond powers provided in accordance with this Instruction 3 by registered Holders not executing this Letter of Transmittal must be guaranteed by an Eligible Institution.

No signature guarantee is required if (a) this Letter of Transmittal is signed by the registered Holder(s) of the Convertible Notes tendered herewith, or by a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Convertible Notes, and the exchange for the Exchange Consideration, as the case may be, is to be made, or any Convertible Notes for principal amounts not tendered or not accepted for exchange are to be issued, directly to such Holder(s), or, if signed by a participant in the Book-Entry Transfer Facility, any Convertible Notes for principal amounts not tendered or not accepted for exchange are to be credited to such participant’s account at such Book-Entry Transfer Facility, and neither the “Special Payment Instructions” box nor the “Special Delivery Instructions” box of this Letter of Transmittal has been completed or (b)

such Convertible Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on Letters of Transmittal and endorsements on certificates, signatures on bond powers accompanying Convertible Notes must be guaranteed by an Eligible Institution.

4. Special Payment and Special Delivery Instructions. Tendering Holders should indicate in the applicable box or boxes the name and address to which Convertible Notes for principal amounts not tendered or not accepted for exchange or the Exchange Consideration to be issued in connection with the Exchange Offer are to be issued or sent, if different from the name and address of the registered Holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Convertible Notes not tendered or not accepted for purchase will be returned to the registered Holder of the Convertible Notes tendered.

5. Taxpayer Identification Number and Backup Withholding. Federal income tax law generally requires that a tendering Holder whose tendered Convertible Notes are accepted for purchase must provide the Exchange Agent (as payor) with such Holder’s correct Taxpayer Identification Number (“TIN”), which, in the case of a Holder who is an individual, is generally such Holder’s social security number, or otherwise establish an exemption. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, such Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (“IRS”) and backup withholding in an amount equal to 28% of the amount of the gross proceeds received pursuant to the Offer to Exchange. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is timely furnished to the IRS.

To prevent backup withholding, each tendering Holder that is a U.S. person must provide such Holder’s correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (a) the Holder is exempt from backup withholding, (b) the Holder has not been notified by the IRS that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified the Holder that such Holder is no longer subject to backup withholding. Such Holder must also certify that such Holder is a “U.S. person” as defined under the Internal Revenue Code and applicable Treasury regulations.

If a Holder that is a U.S. person does not have a TIN, such Holder should consult the enclosed Instructions to the Substitute Form W-9 for directions on applying for a TIN, check the box entitled “Applied For TIN” in Part III of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If the Holder does not provide such Holder’s TIN to the Depositary within 60 days, backup withholding will begin and continue until such Holder furnishes such Holder’s TIN to the Exchange Agent. Note: checking the box entitled “Applied For TIN” on the form means that the Holder has already applied for a TIN or that such Holder intends to apply for one in the near future.

If the Convertible Notes are held in more than one name or are not in the name of the actual owner, consult the Instructions to the Substitute Form W-9 for information on which TIN to report.

Exempt Holders (including among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Holder that is a U.S. person should check the box titled “Exempt from backup withholding” in Part III of the Substitute Form W-9. See the Instructions to the Substitute Form W-9 for additional directions. In order for a non-resident alien or foreign entity to qualify as exempt, such person must submit a completed applicable Form W-8BEN, W-8ECI, W-8EXP or W-8IMY, “Certificate of Foreign Status,” as the case may be, signed under penalties of perjury attesting to such exempt status. Such form may be obtained from the Depositary or the IRS at its website: www.irs.gov.

6. Transfer Taxes. We will pay all transfer taxes applicable to the purchase and transfer of Convertible Notes pursuant to the Exchange Offer, except if the issuance of the Exchange Consideration in exchange for Convertible Notes is being made to, or if certificates representing Convertible Notes for principal amounts not tendered or not accepted for payment that are registered or issued in the name of, any person other than the registered Holder of Convertible Notes tendered thereby or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered Holder(s) or such other person(s)) payable on account of the transfer to such person will be deducted from the Exchange Consideration, unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

7. Irregularities. All questions as to the form of all documents and the validity, including time of receipt, and acceptance of tenders and withdrawals of Convertible Notes and deliveries will be determined by us, in our sole discretion, which determination shall be final and binding. Alternative, conditional or contingent tenders will not be considered valid. We reserve the absolute right to reject any or all tenders in respect of Convertible Notes that are not in proper form or the acceptance of which would, in our opinion, be unlawful. We also reserve the right to waive any defects, irregularities or conditions of tender as to particular Convertible Notes. Our interpretations of the terms and conditions of the Exchange Offer, including the instructions in this Letter of Transmittal, will be final and binding. Any defect or irregularity in connection with tenders of Convertible Notes must be cured within such time as we determine, unless waived by us. Tenders of Convertible Notes shall not be deemed to have been made until all defects or irregularities have been waived by us or cured. All tendering Holders, by execution of this Letter of Transmittal or a facsimile hereof, waive any right to receive notice of the acceptance of their Convertible Notes for exchange. Neither we, the Exchange Agent, the Information Agent nor any other person will be under any duty to give notice of any defects or irregularities in tenders of Convertible Notes, or will incur any liability to Holders for failure to give any such notice.

8. Waiver of Conditions. We expressly reserve the absolute right, in our sole discretion, to amend or waive any of the conditions to the Exchange Offer in the case of any Convertible Notes tendered, in whole or in part, at any time and from time to time.

9. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering Convertible Notes and requests for assistance or additional copies of the Offer to Exchange and this Letter of Transmittal may be directed to the Information Agent whose address and telephone numbers appear on the back cover of this Letter of Transmittal.

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)	Part I – Please provide your TIN in the space at the right and certify by signing and dating below	Social Security No. or Employer Identification No. TIN:______________________________________
	Part II – Exempt from back-up withholding: ☐	Part III Applied for TIN: ☐

Please fill in your name and address below.

___________________________

Name

___________________________

Business name (if different from above)

___________________________

Address (number and street)

___________________________

(City, State and Zip Code)

Certification: Under penalties of perjury, I certify that: (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service, or “IRS,” that I am subject to backup withholding as of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions - You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax returns. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2).

Also see instructions in the enclosed Instructions to Form W-9.

Check appropriate box: ☐ Individual, sole proprietor ☐ Corporation ☐ Partnership ☐ Other ____________

PLEASE SIGN HERE	Signature_______________________________ Date_______________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP

WITHHOLDING OF UP TO 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE

EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED INSTRUCTIONS TO THE SUBSTITUTE

FORM W-9 FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON THE

SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED

THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, up to 28% of all reportable payments made to me will be withheld until I provide a number.

Signature _____________________________	Date _____________________________

The Information Agent for the Exchange Offer is:

Global Bondholder Services Corporation

65 Broadway - Suite 704

New York, New York 10006

Attn: Corporate Actions

Banks and Brokers call: (212) 430-3774

Toll free: (866) 924-2200

The Exchange Agent for the Exchange Offer is:

Global Bondholder Services Corporation

By Facsimile

(For Eligible Institutions Only):

(212) 430-3775

Confirmation:

(212) 430-3774

By Mail:	By Overnight Courier:	By Hand:
65 Broadway - Suite 704 New York, New York 10006	65 Broadway - Suite 704 New York, New York 10006	65 Broadway - Suite 704 New York, New York 10006